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                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED NOVEMBER 22, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2004


                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

                       SUPPLEMENT DATED NOVEMBER 22, 2004
                                       TO
                 PROSPECTUS DATED MAY 1, 2001 (AS SUPPLEMENTED)


This Supplement revises information contained in the prospectus referenced above for the Cova, Firstar Summit, Premier Advisor, Destiny Select and Prevail Variable Annuity contracts issued by MetLife Investors Insurance Company and MetLife Investors Insurance Company of California ("we", "us", or "our"). This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

                                PORTFOLIO MERGERS

Effective November 22, 2004, the following investment portfolios offered under Cova, Firstar Summit, Premier Advisor, Destiny Select and Prevail Variable Annuity contracts will merge into other portfolios of Met Investors Series Trust ("MIST") or Metropolitan Series Fund, Inc. ("MSF"):

         J.P. Morgan Select Equity Portfolio (Class A) of MIST will be merging into the Capital Guardian U.S. Equity Portfolio (Class A) of MSF

         J.P. Morgan Quality Bond Portfolio (Class A) of MIST will be merging into the PIMCO Total Return Portfolio (Class A) of MIST.

Except as otherwise described below, each of the surviving investment portfolios is an existing investment option under your contract. Following the date of the mergers, each of the investment portfolios being merged into other portfolios will no longer be available as separate investment options under your contract. On and after November 22, 2004, any purchase payments or transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs, allocated to the J.P Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be invested in the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively. Any withdrawals or transfers of account value requested after the mergers from the J.P. Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be withdrawn instead from the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively.

As a result of the mergers, effective as of November 22, 2004, the following investment option is added to the following contract forms offered pursuant to the prospectus:

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         INVESTMENT OPTION                                  CONTRACT FORM
         -----------------                                  -------------

Capital Guardian U.S. Equity Portfolio (Class A) of MSF     Premier Advisor
                                                            Destiny Select
                                                            Prevail

          ANTICIPATED MERGER OF METLIFE INVESTORS DISTRIBUTION COMPANY
                   WITH AND INTO GENERAL AMERICAN DISTRIBUTORS

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the contracts, MetLife Investors Distribution Company, will be merged with and into its affiliate, General American Distributors ("GAD"), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the contracts. As a part of the merger, the name of GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901. It is not anticipated that the merger will impact the distribution of the contracts or the level of compensation paid in connection with such distribution.

                               PROSPECTUS REVISION

The following replaces the paragraph immediately preceding "AIM Variable Insurance Funds (Series 1)" in the section entitled "Investment Options" in the prospectus:

"An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based upon a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40%. Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the contracts."


PLEASE READ AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR YOUR REFERENCE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE.